[Graphic]

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and
I am pleased to present its 30th Semi-Annual Report. For thirty years, this fund has invested primarily in U.S. government agency securities and U.S. Treasury bonds, which has provided generous monthly income. In the fund's three decades, fund managers successfully managed U.S. government securities during widely fluctuating interest rate environments. Currently, the fund's $1.2 billion in net assets are invested primarily in U.S. government mortgage-backed securities. In the past six months, a total of approximately $36.9 million in dividends were paid to shareholders.

This report covers the first half of the fund's fiscal year, which is the six-month period from April 1, 1999 through September 30, 1999. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's broadly diversified U.S. government bond portfolio, and third is the publication of the fund's financial statements.

During the reporting period, the fund maintained a strong focus on Government National Mortgage Association ("GNMA") securities for their long-term value and their current yield. As of September 30, 1999, 71.5% of the fund's $1.2 billion portfolio was invested in GNMA securities, with the remainder invested in other mortgage-backed securities, a U.S. Treasury note, and overnight repurchase agreements.

As of September 30, 1999, the fund's average effective duration was 4.7 years, and the weighted average coupon of its holdings was 6.82%.

The fund's focus on mortgage-backed securities, which offer a yield advantage over comparable-duration U.S. Treasuries, continued to generate an attractive income stream. The fund's managers have faced this situation a number of times in the fund's 30-year history. However, we believe that long-term interest rates are in a downward trend and have been since the early 1980s. The U.S. interest rate cycles, whether rising or falling, do so over 20-, 25-, and 30-year periods. The fund's management is optimistic about the mortgage-backed securities held by the fund because of their attractive current yields and the slowdown in mortgage prepayments.

In the current market environment, rates have risen, negatively affecting bond prices. The experience is not new, and it is not enjoyable. Fears of inflation in the strong U.S. economy seem to be well-addressed by Federal Reserve Board (the "Fed") Chairman Alan Greenspan, as his words do impact interest rates and bond prices. During the six-month reporting period, the fund's flat total return was consistent with the returns of the overall Treasury market as well as the average U.S. government bond fund. Individual share class total return performance for the six-month reporting period, including income distributions, follows. 1



                                INCOME

                 TOTAL RETURN   DISTRIBUTIONS   NET ASSET VALUE CHANGE
Class A Shares   (0.23%)        $0.24           $7.84 to $7.58 =  (3.32%)
Class B Shares   (0.61%)        $0.21           $7.84 to $7.58 =  (3.32%)
Class C Shares   (0.62%)        $0.21           $7.84 to $7.58 =  (3.32%)


Thank you for investing a portion of your wealth in the fund. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account -- and help your shares increase through the benefit of compounding.

Sincerely,

[Graphic]

J. Christopher Donahue

President

November 15, 1999

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (4.73%), (5.93%), and (1.59%), respectively.

[Graphic]

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

WHAT ARE YOUR COMMENTS ON THE ECONOMY OVER THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH SAW CONTINUED GROWTH, BENIGN INFLATION, AND A SERIES OF INTEREST RATE INCREASES BY THE FED?

The U.S. economy continued at a vigorous pace with the current expansion cruising into its ninth year. This growth has occurred as inflation remains subdued, and measures of core inflation and wage gains continue to show no signs of picking up over the near term. What has become the second longest economic expansion raised concerns in the U.S. Treasury market over the potential to trigger wage and price inflation. Concerns over potential inflationary pressures and the adoption of a tightening bias by the Fed in mid-May caused yields along the U.S. Treasury curve to increase on average by 50 basis points. As the second quarter of 1999 ended, the Fed raised the Fed Funds Target Rate by 25 basis points to 5.00%. This move by the Fed was widely anticipated. In addition to confirming the market's expectations, the Fed also announced a switch to a neutral policy outlook, thereby dropping its bias toward further rate hikes over the next few months. The neutral policy announcement caught bond investors by surprise, and Treasuries rallied enormously at the end of the quarter.

Despite the absence of inflation, the Fed continued to be vigilant in the third quarter of 1999 due to strong economic growth. The Treasury market traded in a range during the quarter, despite robust household and business demand, rising oil and commodity prices, and the decline of the U.S. dollar versus the Japanese yen. The trading range was due to increasing investor confidence in a preemptive Fed. The Fed did not disappoint the market's expectations, as the Fed Funds Target Rate increased by 25 basis points to end the third quarter of 1999 at 5.25%. There have already been small signs of moderation in the economy due to the vigilance of the Fed, i.e., the 150 basis point increase in mortgage rates has resulted in recent sluggishness in home sales and housing permits.

WHAT DID THIS ENVIRONMENT MEAN FOR THE MORTGAGE-BACKED SECURITIES MARKET?

The mortgage-backed securities market struggled during the second quarter of 1999 as investors continued to evaluate the rewards/risks of owning mortgage-backed securities. The concern over extension risk, which is the lengthening of the securities' average life as interest rates rise, dominated the mortgage-backed securities market throughout the second quarter of 1999.

The third quarter of 1999 took investors in the mortgage-backed securities market on a roller coaster ride. In the first half of the quarter, mortgage spreads widened as interest rates rose in the Treasury market. This widening in mortgage spreads was due to concerns over Year 2000 ("Y2K") and liquidity at year end. As liquidity concerns abated, mortgage-backed securities tightened against U.S. Treasuries to levels last seen at the beginning of 1999. As the final quarter of 1999 begins, the outlook for the mortgage-backed securities market continues to be positive due to lower volatility and reduced prepayment concerns.

CAN YOU ELABORATE ON HOW MUCH REFINANCING HAS DROPPED AND WHAT THIS MEANS TO THE MORTGAGE-BACKED SECURITIES MARKET?

Refinancing activity, as measured by the various refinancing indexes, has gradually subsided to its lowest levels since the first half of 1997 and has stayed there since early summer. A continuation of current rate levels may push refinancings even lower, as most mortgages originated over the last two years are concentrated in 7.00% and lower coupons. Purchasing activity is also showing signs of slowing due to the increase in interest rates. The housing season, already on a wane from its peak this summer, will slow to a normal seasonal pace instead of running right through Christmas like the previous two years. The impact of these factors is a positive for investors in the mortgage-backed securities market due to little or no supply.

WHAT HAS BEEN YOUR STRATEGY FOR THE FUND IN THESE MARKET CONDITIONS?

The portfolio continues to overweight the GNMA sector of the mortgage-backed securities market for several reasons. First, the continued increase in interest rates over the past year, coupled with extension fears and a lack of broad-based investor sponsorship, caused GNMA securities to trade at cheap levels versus Federal Home Loan Mortgage Corporation ("FHLMC") and Federal National Mortgage Association ("FNMA") securities. The extension fears rose due to an overreaction by investors on how slow prepayments would be on GNMA securities going forward. To date, this fear has proved to be unfounded.

In addition, FHLMC and FNMA securities currently enjoy the advantage of having a natural buyer in Freddie Mac and Fannie Mae as these agencies grow their portfolios. Until recently, GNMA securities have not had that natural buyer. Late in the third quarter of 1999 there was an announcement that GNMA was considering building an investment portfolio. This news, coupled with investors' desire to have some exposure to GNMA securities, has caused the sector to move back to fair levels versus the conventional market. As opportunities arose, the portfolio swapped out of GNMA securities and into FHLMC and FNMA securities.

HOW WAS THE FUND'S PORTFOLIO ALLOCATED ON SEPTEMBER 30, 1999?



                                           PERCENTAGE OF

NAME                                       NET ASSETS
Government National Mortgage Association   71.5%
Federal National Mortgage Association      16.4%
Federal Home Loan Mortgage Corporation      6.4%
Non-Agency Mortgage-Backed Securities       5.5%
U.S. Treasury                               0.3%


HOW DID FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. PERFORM FOR ITS SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME FOR THE SIX-MONTH REPORTING

PERIOD ENDED SEPTEMBER 30, 1999?

For the first half of the fund's fiscal year, the Class A Shares of the fund produced a total return of (0.23%), based on net asset value. Class B and C Shares produced total returns of (0.61%) and (0.62%), respectively, based on net asset value. 1

The fund's returns over the six-month reporting period were consistent with the (0.03%) return of the Lipper U.S. Mortgage Funds Average. 2 Reflecting the rising rate environment, the Merrill Lynch 5-Year and 10-Year Treasury Indexes produced negative returns of (0.26%) and (2.87%), respectively.3

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.24, $0.21 and $0.21 per share, respectively.

RECENTLY, THE NEW YORK FEDERAL RESERVE (THE "NEW YORK FED") ANNOUNCED THAT IT WILL ACCEPT MORTGAGE-BACKED SECURITIES AS COLLATERAL IN REPURCHASE TRANSACTIONS. WILL THAT DEVELOPMENT HAVE LONG-TERM POSITIVE IMPLICATIONS FOR

THE MORTGAGE-BACKED SECURITIES MARKET?

The New York Fed announced on September 8, 1999 that it would expand the types of securities used for repurchase agreements to include agency debentures and agency mortgage-backed securities. Prior to this announcement, the only securities permissible were U.S. Treasury securities. This move by the New York Fed is to ensure that there will be enough money in the banking system to offset any Y2K liquidity problems that may arise. By including agency mortgage-backed securities, this is a signal to investors that the agency mortgage-backed securities market has excellent depth and liquidity.

This announcement, combined with the strong technicals and fundamentals for mortgage-backed securities, has been a positive for investors in mortgage-backed securities.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (4.73%), (5.93%), and (1.59%), respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

3 Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and investments cannot be made in an index.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $30,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $252,927 on 9/30/99. You would have earned a 7.38% 1 average annual total return for the investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (3.67%), 5.68%, and 6.25%, respectively. The Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were (5.07%), 5.52% and 5.48%, respectively. The Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were (0.81%), 5.82% and 4.25%, respectively. 2

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 9/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of a hypothetical initial investment of $30,000 (2,865 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $252,927 (33,368 Shares) on 9/30/99.

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 29 years (reinvesting all dividends and capital gains) grew to $111,654.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $30,000 but your account would have reached a total value of $111,654 1 by 9/30/99. You would have earned an average annual total return of 7.54%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 9/30/99. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of hypothetical yearly investments of $1,000 (96 Shares) in the fund's Class A Shares of the fund for 29 years, assuming the reinvestment of capital gains and dividends, would have grown to $111,654 (14,730 Shares) on 9/30/99.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--

Investing for Current Income

Ten years ago, on September 30, 1989, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Class A Shares of Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America. 1

They like the way they can use their account for an occasional extravagance-- like their $55,000 Jaguar--without touching their original principal.

The Laughlin's account totaled $184,901 as of September 30, 1999 for an average annual total return of 7.54%. 2

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/30/89 to 9/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of a hypothetical initial investment of $100,000 (11,574 Shares) in the Class A Shares of the fund, assuming the reinvestment of capital gains and dividends, would have grown to $184,901 (24,393 Shares) on 9/30/99.

1 Fund shares are not guaranteed and their value will fluctuate.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Fund shares are not guaranteed and their value will fluctuate.

Portfolio of Investments

SEPTEMBER 30, 1999 (UNAUDITED)



PRINCIPAL

AMOUNT                                           VALUE

                  ASSET BACKED SECURITIES--
                  5.5%
                  FINANCIAL INTERMEDIARIES--

                  1.2%

  $  10,000,000   Norwest Asset Securities
                  Corp. 99-18, Class A2,

                  6.000%, 7/25/2029                $     9,500,650
                  HOME EQUITY LOAN--3.5%
      2,500,000   Chase Funding Mortgage
                  Loan 99-1, Class IIB,

                  8.028%, 6/25/2028                      2,504,850

     60,000,000   Green Tree Home Equity Loan
                  Trust 99-C, Class A6 IO,
                  14.250% (Interest Only),

                  7/15/2030                             11,062,800

      6,550,000   Mellon Bank Home Equity
                  Installment Loan 98-1,

                  Class B, 6.950%, 3/25/2015             6,276,996
      3,000,000   Saxon Asset Securities
                  Trust 99-2, Class BV1,

                  8.083%, 5/25/2029                      3,027,060

    207,070,839   Salomon Brothers Mortgage
                  Sec. VII 99-4, Class 4,
                  2.547% (Interest Only),

                  12/25/2027                            10,353,542

      8,000,000   Salomon Brothers Mortgage
                  Sec. VII 99-NC3, Class M3,
                  Floating Rate Note,

                  8.483%, 10/1/1999                      7,910,000
                  TOTAL                                 41,135,248

                  MANUFACTURED HOUSING--0.8%
     13,000,000   Green Tree Financial Corp.

                  93-4, Class B2, 8.550%,

                  1/15/2019                             12,535,640
      2,000,000   Green Tree Financial Corp.
                  97-4, Class B1, 7.230%,

                  2/15/2029                              1,818,080
                  TOTAL                                 14,353,720

                  TOTAL ASSET BACKED
                  SECURITIES (IDENTIFIED

                  COST $67,400,221)                     64,989,618
                  LONG-TERM U.S. GOVERNMENT

                  OBLIGATIONS--94.3%

                  FEDERAL HOME LOAN MORTGAGE
                  CORPORATION--5.7%

     69,264,610   6.500%, 4/1/2029                      66,472,554
          5,197   11.000%, 12/1/2017                         5,660
         17,289   11.750%, 1/1/2011                         19,552
          3,368   12.000%, 6/1/2000                          3,403
            789   12.500%, 10/1/2012                           885
          8,299   12.750%, 1/1/2013 -
                  10/1/2013                                  9,808
         42,607   13.000%, 11/1/1999 -
                  2/1/2015                                  48,822
         15,280   13.250%, 3/1/2014                         17,545
          9,272   13.500%, 10/1/2013                        10,112
         38,030   13.750%, 1/1/2011 -
                  10/1/2011                                 43,747
            258   14.000%, 12/1/2012                           293

PRINCIPAL

AMOUNT                                           VALUE

                  LONG-TERM U.S. GOVERNMENT

                  OBLIGATIONS--continued

                  FEDERAL HOME LOAN MORTGAGE

                  CORPORATION--CONTINUED
 $       76,385   14.500%, 8/1/2012 -

                  10/1/2012                       $         87,259
          6,178   14.750%, 8/1/2011                          6,994
          3,634   15.500%, 8/1/2011                          4,300
                  TOTAL                                 66,730,934

                  FEDERAL HOME LOAN MORTGAGE

                  CORPORATION REMIC--0.7%
     35,017,400   Series 2172-PC, 7.500%,

                  (Interest Only), 7/15/2029             8,590,118

                  FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION--14.8%

    120,100,754   6.000%, 12/1/2013 -

                  5/1/2029                             114,078,094
     56,020,909   6.500%, 5/1/2013 -
                  10/1/2029                             53,769,269
      4,800,000   7.500%, 10/1/2029                      4,814,974
        148,352   11.000%, 10/1/2010                       162,782
          5,948   11.750%, 10/1/2015                         6,757
          1,040   12.000%, 1/1/2013                          1,167
          4,368   12.500%, 8/1/2013                          5,013
         56,642   12.750%, 10/1/2010 -

                  8/1/2014                                  65,048
         30,292   13.000%, 5/1/2013 -
                  8/1/2015                                  34,807
         60,777   13.500%, 12/1/2014                        70,292
          3,234   13.750%, 6/1/2014                          3,664
          5,994   14.000%, 11/1/2014                         6,947
          7,381   15.000%, 10/1/2012                         8,553
                  TOTAL                                173,027,367

                  FEDERAL NATIONAL MORTGAGE

                  ASSOCIATION REMIC--1.6%
      4,162,585   FNGT 99-T2 A1, 7.500%,

                  1/19/2039                              4,163,251
    241,610,453   FNGT 99-T2 X, 6.884%,
                  (Interest Only), 1/19/2039             4,832,209
     10,424,200   Series 99-39 PE, 6.500%,
                  10/25/2022                            10,238,337
                  TOTAL                                 19,233,797

                  GOVERNMENT NATIONAL

                  MORTGAGE ASSOCIATION--71.5%
     83,519,329   6.000%, 7/15/2028 -

                  6/15/2029                             77,523,738
    226,222,546   6.500%, 11/15/2023 -
                  3/15/2029                            217,040,212
    342,347,686   7.000%, 3/15/2024 -
                  7/15/2029                            335,997,141
    136,323,401 1 7.500%, 1/15/2023 -
                  10/15/2029                           136,923,504
     70,415,582   8.000%, 1/15/2022 -
                  8/20/2026                             72,246,748
          5,718   10.500%, 9/15/2000 -
                  1/15/2001                                  5,816
            552   11.250%, 9/20/2015                           614

PRINCIPAL

AMOUNT                                           VALUE

                  LONG-TERM U.S. GOVERNMENT

                  OBLIGATIONS--continued

                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION--

                  CONTINUED

 $       72,098   11.750%, 7/15/2013              $         82,462
          2,679   12.000%, 1/15/2000 -
                  5/15/2000                                  2,711
         26,901   13.000%, 11/20/1999 -
                  9/20/2014                                 31,415
         24,434   13.750%, 9/15/2014                        28,717
                  TOTAL                                839,883,078

                  SMALL BUSINESS
                  ADMINISTRATION--0.0%

      1,191,306   1.394%, 11/20/2003                        20,925
          5,418   10.125%, 3/25/2000                         5,402
                  TOTAL                                     26,327

                  TOTAL LONG-TERM
                  U.S. GOVERNMENT
                  OBLIGATIONS (IDENTIFIED

                  COST $1,134,817,391)               1,107,491,621
                  U.S. TREASURY--0.3%

      3,100,000   United States Treasury
                  Note, 6.000%, 8/15/2009
                  (identified cost

                  $3,106,418)                            3,125,172
                  REPURCHASE AGREEMENTS--7.5%
                  2

     24,410,000   ABN AMRO, Inc., 5.450%,
                  dated 9/30/1999, due

                  10/1/1999                             24,410,000

     64,000,000 3 Credit Suisse First
                  Boston, Inc., 5.250%,
                  dated 9/17/1999, due

                  10/21/1999                            64,000,000

                  TOTAL REPURCHASE
                  AGREEMENTS (AT AMORTIZED

                  COST)                                 88,410,000

                  TOTAL INVESTMENTS
                  (IDENTIFIED COST

                  $1,293,734,030) 4                $ 1,264,016,411


1 A portion of these securities are subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

4 The cost of investments for federal tax purposes amounts to $1,293,734,030. The net unrealized depreciation of investments on a federal tax basis amounts to $29,717,619 which is comprised of $2,383,945 appreciation and $32,101,564 depreciation at September 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,174,956,510) at September 30, 1999.

The following acronym is used throughout this portfolio:

TBA --To Be Announced

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

SEPTEMBER 30, 1999 (UNAUDITED)



ASSETS:
Total investments in
securities, at value
(identified and tax cost
$1,293,734,030)                                  $ 1,264,016,411
Income receivable                                      6,347,358
Receivable for investments
sold                                                   3,148,973
Receivable for shares sold                               715,977
TOTAL ASSETS                                       1,274,228,719
LIABILITIES:

Payable for investments

purchased                       $  7,968,885
Payable for shares
redeemed                             339,902
Income distribution
payable                            6,091,001
Payable for dollar roll
transactions                      84,528,152
Accrued expenses                     344,269
TOTAL LIABILITIES                                     99,272,209
Net assets for 155,086,574
shares outstanding                               $ 1,174,956,510
NET ASSETS CONSIST OF:

Paid in capital                                  $ 1,363,477,930
Net unrealized
depreciation of
investments                                          (29,717,619)
Accumulated net realized
loss on investments                                 (158,803,801)
TOTAL NET ASSETS                                 $ 1,174,956,510
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($975,234,984 /
128,723,122 shares
outstanding)                                               $7.58
Offering Price Per Share
(100/95.50 of $7.58) 1                                     $7.94
Redemption Proceeds Per
Share                                                      $7.58
CLASS B SHARES:
Net Asset Value Per Share
($146,626,079 / 19,355,258
shares outstanding)                                        $7.58
Offering Price Per Share                                   $7.58
Redemption Proceeds Per
Share (94.50/100 of $7.58)
1                                                          $7.16
CLASS C SHARES:
Net Asset Value Per Share
($53,095,447 / 7,008,194
shares outstanding)                                        $7.58
Offering Price Per Share                                   $7.58
Redemption Proceeds Per
Share (99.00/100 of $7.58)
1                                                          $7.50


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)



INVESTMENT INCOME:
Interest (net of dollar
roll expense of
$1,237,680)                                     $  41,963,964
EXPENSES:

Investment advisory fee        $ 3,149,704
Administrative personnel
and services fee                   454,288
Custodian fees                      53,410
Transfer and dividend
disbursing agent fees and
expenses                           535,665
Directors'/Trustees' fees            5,711
Auditing fees                       10,794
Legal fees                           6,814
Portfolio accounting fees           84,869
Distribution services fee--
Class B Shares                     532,063
Distribution services fee--
Class C Shares                     200,884
Shareholder services fee--
Class A Shares                   1,261,945
Shareholder services fee--
Class B Shares                     177,354
Shareholder services fee--
Class C Shares                      66,961
Share registration costs            22,276
Printing and postage                55,353
Insurance premiums                   1,926
Miscellaneous                       13,332
TOTAL EXPENSES                   6,633,349
WAIVERS:
Waiver of shareholder
services fee--Class A
Shares                            (100,956)
Net expenses                                         6,532,393
Net investment income                               35,431,571
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on
investments                                         (2,775,206)
Net change in unrealized
appreciation
(depreciation) of
investments                                        (37,454,465)
Net realized and
unrealized loss on
investments                                        (40,229,671)
Change in net assets
resulting from operations                        $  (4,798,100)


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



                               SIX MONTHS

                               ENDED

                               (unaudited)           YEAR ENDED
                               SEPTEMBER 30,         MARCH 31,
                               1999                  1999

INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income            $    35,431,571       $    71,772,202
Net realized gain (loss) on
investments ($(2,775,206)
and $12,834,164,
respectively, as computed
for federal tax purposes)             (2,775,206)           12,834,164
Net change in unrealized
depreciation                         (37,454,465)          (19,536,340)
CHANGE IN NET ASSETS

RESULTING FROM OPERATIONS             (4,798,100)           65,070,026
DISTRIBUTIONS TO
SHAREHOLDERS:

Distributions from net
investment income

Class A Shares                       (31,479,493)          (65,930,652)
Class B Shares                        (3,934,170)           (6,572,184)
Class C Shares                        (1,483,002)           (2,557,564)
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                      (36,896,665)          (75,060,400)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                               146,649,154           279,342,485
Net asset value of shares
issued to shareholders in
payment of
distributions declared                19,664,253            47,926,054
Cost of shares redeemed             (192,961,460)         (367,772,209)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                         (26,648,053)          (40,503,670)
Change in net assets                 (68,342,818)          (50,494,044)
NET ASSETS:

Beginning of period                1,243,299,328         1,293,793,372
End of period                    $ 1,174,956,510       $ 1,243,299,328


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                              SIX MONTHS

                              ENDED

                              (unaudited)

                              SEPTEMBER 30,                 YEAR ENDED MARCH 31,

                              1999             1999          1998           1997           1996           1995
NET ASSET VALUE,
BEGINNING OF PERIOD                $ 7.84          $ 7.90         $ 7.65         $ 7.78         $ 7.67         $ 7.89
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                0.23            0.46           0.50           0.51           0.54           0.57
Net realized and
unrealized gain (loss) on
investments                         (0.25)          (0.04)          0.26          (0.14)          0.12          (0.23)
TOTAL FROM INVESTMENT

OPERATIONS                          (0.02)           0.42           0.76           0.37           0.66           0.34
LESS DISTRIBUTIONS:

Distributions from net

investment income                   (0.24)          (0.48)         (0.51)         (0.50)         (0.55)         (0.56)
NET ASSET VALUE, END OF

PERIOD                             $ 7.58          $ 7.84         $ 7.90         $ 7.65         $ 7.78         $ 7.67
TOTAL RETURN 1                      (0.23%)          5.43%         10.21%          4.88%          8.77%          4.59%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 2                           0.98% 3         0.98%          1.02%          1.07%          1.06%          0.97%
Net investment income 2              5.98% 3         5.76%          6.32%          6.48%          6.69%          7.39%
Expenses (after waivers)             0.96% 3         0.96%          0.94%          0.95%          0.95%          0.95%
Net investment income
(after waivers)                      6.00% 3         5.78%          6.40%          6.60%          6.80%          7.41%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                    $975,235      $1,052,081     $1,138,450     $1,177,071     $1,330,272     $1,367,710
Portfolio turnover                     48%            187%            88%           120%           157%           154%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                              SIX MONTHS

                              ENDED

                              (unaudited)

                              SEPTEMBER 30,          YEAR ENDED MARCH 31,

                              1999            1999          1998        1997        1996         1995 1
NET ASSET VALUE,
BEGINNING OF PERIOD              $ 7.84          $ 7.90       $ 7.66       $ 7.78      $ 7.67       $ 7.75
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income              0.20            0.40         0.44         0.44        0.49        0.37
Net realized and
unrealized gain (loss) on
investments                       (0.25)          (0.04)        0.25        (0.13)       0.11       (0.06)
TOTAL FROM

INVESTMENT OPERATIONS             (0.05)           0.36         0.69         0.31        0.60        0.31
LESS DISTRIBUTIONS:
Distributions from net
investment income                 (0.21)          (0.42)       (0.45)       (0.43)      (0.49)      (0.37)
Distributions in excess of
net realized gain on
investments 2                        __              __           __           __          __       (0.02)
TOTAL DISTRIBUTIONS               (0.21)          (0.42)       (0.45)       (0.43)      (0.49)      (0.39)
NET ASSET VALUE, END OF

PERIOD                           $ 7.58          $ 7.84       $ 7.90       $ 7.66      $ 7.78      $ 7.67
TOTAL RETURN 3                    (0.61%)          4.64%        9.16%        4.13%       7.90%       4.13%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 5                         1.73% 4         1.73%        1.77%        1.82%       1.82%       1.82% 4
Net investment income 5            5.25% 4         5.01%        5.57%        5.73%       5.89%       6.96% 4
Expenses (after waivers)           1.73% 4         1.73%        1.77%        1.80%       1.78%       1.76% 4
Net investment income
(after waivers)                    5.25% 4         5.01%        5.57%        5.75%       5.93%       7.02% 4
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                  $146,626        $141,148     $107,225     $100,439     $93,169     $34,276
Portfolio turnover                   48%            187%          88%         120%        157%        154%


1 Reflects operations for the period from July 26, 1994 (start of performance) to March 31, 1995.

2 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                             SIX MONTHS

                             ENDED

                             (unaudited)

                             SEPTEMBER 30,                  YEAR ENDED MARCH 31,
                             1999          1999        1998        1997        1996        1995
NET ASSET VALUE,
BEGINNING OF PERIOD           $ 7.84       $ 7.91      $ 7.66      $ 7.78      $ 7.67      $ 7.89
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income           0.20         0.40        0.44        0.45        0.47        0.51
Net realized and
unrealized gain (loss) on
investments                    (0.25)       (0.05)       0.26       (0.13)       0.12       (0.23)
TOTAL FROM

INVESTMENT OPERATIONS          (0.05)        0.35        0.70        0.32        0.59        0.28
LESS DISTRIBUTIONS:

Distributions from net

investment income              (0.21)       (0.42)      (0.45)      (0.44)      (0.48)      (0.50)
NET ASSET VALUE, END OF

PERIOD                        $ 7.58       $ 7.84      $ 7.91      $ 7.66      $ 7.78      $ 7.67
TOTAL RETURN 1                 (0.62%)       4.51%       9.29%       4.14%       7.85%       3.72%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 2                      1.73% 3      1.73%       1.77%       1.82%       1.81%       1.81%
Net investment income 2         5.25% 3      5.01%       5.57%       5.72%       5.94%       6.54%
Expenses (after waivers)        1.73% 3      1.73%       1.77%       1.80%       1.79%       1.79%
Net investment income
(after waivers)                 5.25% 3      5.01%       5.57%       5.74%       5.96%       6.56%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                $53,095      $50,071     $48,118     $55,842     $79,949     $80,519
Portfolio turnover                48%         187%         88%        120%        157%        154%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

SEPTEMBER 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Fund For U.S. Government Securities,Inc (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At March 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $156,028,595, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



EXPIRATION YEAR   EXPIRATION AMOUNT
2002                 $    7,519,074
2003                    123,323,419
2004                      4,621,860
2005                     20,564,242


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1999, par value shares ($0.001 per share) authorized were as follows:



                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED

Class A Shares      750,000,000
Class B Shares      500,000,000
Class C Shares      750,000,000
TOTAL             2,000,000,000


Transactions in capital stock were as follows:



                             SIX MONTHS ENDED                    YEAR ENDED
                             SEPTEMBER 30, 1999                  MARCH 31, 1999

CLASS A SHARES:              SHARES             AMOUNT           SHARES            AMOUNT
Shares sold                    11,091,687        $ 85,543,453     15,913,822      $ 126,126,386
Shares issued to
shareholders in payment of
distributions declared          2,221,834          16,959,999      5,371,053         42,485,267
Shares redeemed               (18,794,993)       (144,387,547)   (31,135,221)      (246,763,165)
NET CHANGE RESULTING FROM
CLASS A

SHARE TRANSACTIONS             (5,481,472)      $ (41,884,095)    (9,850,346)     $ (78,151,512)


                              SIX MONTHS ENDED                   YEAR ENDED
                              SEPTEMBER 30, 1999                 MARCH 31, 1999

CLASS B SHARES:               SHARES             AMOUNT          SHARES            AMOUNT
Shares sold                     4,738,393        $ 36,300,387     12,064,667       $ 95,692,524
Shares issued to
shareholders in payment of
distributions declared            270,873           2,068,060        512,233          4,051,140
Shares redeemed                (3,659,859)        (28,056,138)    (8,140,275)       (64,532,552)
NET CHANGE RESULTING FROM
CLASS B

SHARE TRANSACTIONS              1,349,407        $ 10,312,309      4,436,625       $ 35,211,112


                              SIX MONTHS ENDED                    YEAR ENDED
                              SEPTEMBER 30, 1999                  MARCH 31, 1999

CLASS C SHARES:               SHARES             AMOUNT           SHARES           AMOUNT
Shares sold                     3,195,632        $ 24,805,314      7,254,380       $ 57,523,575
Shares issued to
shareholders in payment of
distributions declared             83,376             636,194         175,696         1,389,647
Shares redeemed                (2,658,591)        (20,517,775)     (7,128,289)      (56,476,492)
NET CHANGE RESULTING FROM
CLASS C

SHARE TRANSACTIONS                620,417         $ 4,923,733         301,787       $ 2,436,730
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             (3,511,648)      $ (26,648,053)     (5,111,934)    $ (40,503,670)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Share and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.



                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS

Class B Shares     0.75%
Class C Shares     0.75%


The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEE

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1999, were as follows:



Purchases     $ 578,231,110
Sales         $ 577,426,915


YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

KATHLEEN FOODY-MALUS

Vice President

RICHARD J. THOMAS

Treasurer

WILLIAM D. DAWSON III

Chief Investment Officer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

AS OF SEPTEMBER 30, 1999

 [Graphic]
 Federated

 World-Class Investment Manager

 SEMI-ANNUAL REPORT

Federated Fund for U.S. Government Securities, Inc.

Established 1969

30TH SEMI-ANNUAL REPORT

 [Graphic]
 Federated

 Federated Fund for U.S. Government Securities, Inc.
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 314182106

Cusip 314182205

Cusip 314182304

8110105 (11/99)

 [Graphic]